Rule 497(e)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

FIRST TRUST BUYWRITE INCOME ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

June 9, 2026

Upon the recommendation of First Trust Advisors L.P., the Fund’s investment advisor, the Board of Trustees of the Trust approved a change to the Fund’s principal investment strategies which will increase the allowed notional range of sold call options from generally between 25% - 75% to generally between 50% - 100%. The Fund expects the change to take effect on or around September 1, 2026.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE